Alliance Institutional
Funds

Semi-Annual Report
April 30, 2000


                            AllianceCapital [LOGO](R)
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

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
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                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
April 4, 2000

Dear Shareholder:

This report provides you with an update on the performance and investment activity of the portfolios of Alliance Institutional Funds for the semi-annual reporting period ended April 30, 2000.

ALLIANCE PREMIER GROWTH INSTITUTIONAL FUND

Portfolio Manager: Alfred Harrison

Investment Objective and Policies

Alliance Premier Growth Institutional Fund is an open-end, diversified investment company that seeks long-term growth of capital by investing in the common stocks of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40 companies will be represented in the portfolio, with the 25 most highly regarded of these usually constituting 70% of the Fund's net assets.

Investment Results

The following table provides performance results for the Alliance Premier Growth Institutional Fund (the "Fund") and its benchmarks as represented by the Standard & Poor's ("S&P") 500 Stock Index and the Russell 1000 Growth Stock Index, for the six- and 12-month periods ended April 30, 2000.

INVESTMENT RESULTS*
Periods ended April 30, 2000

                                                    ----------------------------
                                                          Total Returns
                                                    ----------------------------
                                                    6 Months          12 Months
--------------------------------------------------------------------------------
Alliance
Premier Growth
Institutional
Fund
  Class I                                            15.46%            23.78%
--------------------------------------------------------------------------------
  Class II                                           15.26%            23.32%
--------------------------------------------------------------------------------
S&P 500
Stock Index                                           7.18%            10.12%
--------------------------------------------------------------------------------
Russell 1000
Growth Stock
Index                                                18.72%            27.57%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value of each class of shares as of April 30, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The S&P 500 Stock Index is an unmanaged index of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. The unmanaged Russell 1000 Growth Stock Index consists of 1000 of the largest stocks representing approximately 87% of the U.S. equity market. An investor cannot invest directly in an index and its results are not indicative of the performance for any specific investment, including Alliance Premier Growth Institutional Fund.

      Additional investment results appear on pages 9 - 12.


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                                                ALLIANCE INSTITUTIONAL FUNDS o 1
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LETTER TO SHAREHOLDERS
----------------------

For the six- and 12-month periods ended April 30, 2000, the Fund has provided a return well in excess of that of the S&P 500 Stock Index. The Fund modestly underperformed the Russell 1000 Growth Index. Outperformance versus the S&P 500 Stock Index for the year can be attributed to a strong appreciation in selected technology stocks, high-growth telecommunication suppliers and service companies, media and broadcasting firms and brokerage stocks. Underperformance versus the Russell 1000 Growth Stock Index was attributable primarily to the deliberate decision to underweight the portfolio in technology stocks during the fourth quarter of 1999 and the first quarter of 2000 as the tech-heavy Russell 1000 Growth Stock Index reached historically high valuations.

Economic Review

The strong rally in technology stocks continued to fuel the market throughout the first quarter of 2000, led primarily by "new" technology companies more closely tied to the Internet. As a result, there was a strong divergence between the technology-heavy Russell 1000 Growth Stock Index and the S&P 500 Stock Index which, in our judgement, more accurately reflects the broader U.S. economy. Pharmaceutical stocks continued to lag in performance, laboring under the psychological cloud of adverse federal legislation. Although the NASDAQ market declined in the final month of the quarter, for much of the period it continued to be pushed higher by speculative pressure. Outside of the disparity in valuations, the economic fundamentals remained very strong across all industries and the general macroeconomic environment remained very favorable.

As shareholders have come to expect, during periods of market euphoria or what we determine to be speculative fervor, we continued to "tone down" the portfolio by increasing diversification, trimming the technology high-fliers and generally selling names which we felt had gotten ahead of underlying fundamentals on a price basis. Also, as shareholders have come to expect, we sought to take advantage of areas in the market where undue despair presented opportunities, i.e., health care and financials. The underlying principle governing the portfolio's structure remains marrying fundamentals with price considerations.

Investment Strategy

Alliance Premier Growth Institutional Fund seeks long-term growth by investing in many of the premier U.S. companies that demonstrate world leadership positions. We are continuing to stay the course with an optimistic bias, but remain extremely price conscious when looking at one stock against another. Our own answer to the dilemma of the bifurcation in values between the narrow leadership group and the broader market is to adopt what admittedly some could say is a compromise position. We are not as heavily invested in the growth favorites, such as technology, to the extent that some benchmarks would dictate. We are continuing to run the Fund's portfolio with a broad mix of stocks. We believe a middle road is the correct path given our positive feeling on fundamentals but with some discomfort with the extremes of market price discrep-


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2 o ALLIANCE INSTITUTIONAL FUNDS
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                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

ancies. As always, we will continue to make individual decisions as best we see the marriage of fundamentals and price on all stocks in the portfolio at each point of the market's gyrations.

ALLIANCE QUASAR INSTITUTIONAL FUND

Portfolio Manager: Bruce K. Aronow

Investment Objective and Policies

Alliance Quasar Institutional Fund seeks growth of capital by pursuing aggressive investment policies. The Alliance Quasar Institutional Fund invests primarily in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation

Investment Results

The following table provides performance results for the Alliance Quasar Institutional Fund (the "Fund") and its benchmarks as represented by the Russell 2000 Growth Index and Standard & Poor's ("S&P") 500 Stock Index, for the six- and 12-month periods ended April 30, 2000.

INVESTMENT RESULTS*
Periods ended April 30, 2000

                                                    ----------------------------
                                                          Total Returns
                                                    ----------------------------
                                                    6 Months          12 Months
--------------------------------------------------------------------------------
Alliance
Quasar
Institutional
Fund
  Class I                                            18.81%            12.69%
--------------------------------------------------------------------------------
  Class II                                           18.61%            12.35%
--------------------------------------------------------------------------------
S&P 500
Stock Index                                           7.18%            10.12%
--------------------------------------------------------------------------------
Russell 2000
Growth Index                                         27.78%            31.38%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value of each class of shares as of April 30, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The unmanaged Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. An investor cannot invest directly in an index and its results are not indicative of the performance for any specific investment, including Alliance Quasar Institutional Fund.

      Additional investment results appear on pages 13 - 16.

The Fund's underperformance versus the Russell 2000 Growth Index during the six- and 12-month periods under review resulted from its underweight position in both technology and health care. Although seemingly expensive at times, technology and health care were the clear performance drivers over the past six months. The Fund's historical underweighting in these sectors was the result of its historical discipline of focusing on identifying overlooked growth opportunities trading at discounted valuations. Midway through


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                                                ALLIANCE INSTITUTIONAL FUNDS o 3
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----------------------
LETTER TO SHAREHOLDERS
----------------------

the six-month period, Mr. Aronow's portfolio management team assumed responsibility for the investment management of the Fund's portfolio. The new team has already made substantial headway in realigning the Fund's investment portfolio as discussed below.

Investment Strategy

Mr. Aronow's team brings to the Fund a new investment approach to smaller-capitalization investing. The Fund has thus intensified its focus on companies demonstrating superior relative earnings growth and improving fundamental momentum. Accordingly, the Fund's U.S. technology and health care weightings have been increased from 15% and 10%, respectively, to approximately 37% and 17%, respectively, at period's end. Given that the technology weighting in the Russell 2000 Growth Index stood at nearly 43% as of April 30, 2000, indicative of the increasing significance of technology investing, the Fund's technology weighting may increase further over the next several months. Conversely, exposure to the consumer, industrial and financial services industries has been scaled back significantly. These shifts have driven the estimated average annual earnings growth rate of the companies in the Fund's portfolio from 24% to nearly 35%. Importantly, the valuations paid for these new securities have not differed materially, on a price-to-forecasted-earnings basis, than those of the Fund's previous holdings.

Investment Review

Driven by the expanding reach of the Internet and the ever-increasing demand for telecommunications capacity, technology companies continue to display some of the strongest fundamentals in the small-cap space. Valuations are certainly high, even after the recent correction among many "new economy" stocks, but in many cases are, we believe, justified by already rapid growth rates that are actually accelerating.

The Fund's technology investments are concentrated in the component suppliers to the wireless and broadband industries, as well as software and service providers to the Internet. We have also made several investments in pure Internet companies, but we have been careful to keep total exposure to this sector well below its weighting in the Russell 2000 Growth Index.

Regarding health care, the Fund's U.S. biotechnology exposure is currently at market weight. Our biotechnology holdings are biased toward companies in late stage clinical trials or with currently approved products. All biotech holdings in the portfolio have sufficient funds on hand to finance operations for the foreseeable future. The portfolio's recent additions to the health care sector are in device, diagnostic, and drug distribution companies, which are selling at reasonable valuations despite solid bottom-line growth. Additionally, we continue to focus additional investment dollars in the health care space in businesses not directly engaged in traditional health care services (i.e. hospitals, HMOs, and nursing homes).

Despite a very healthy macroeconomic backdrop -- low unemployment and high consumer confidence -- consumer stocks remain largely out of favor. In-


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4 o ALLIANCE INSTITUTIONAL FUNDS
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                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

vestors continue to fear the impact of rising interest rates and the inability of most consumer companies to realize any material pricing increases. We have begun to shift the Fund's consumer assets away from companies perceived to have cyclical sensitivity into more defensive retailers and those benefiting from unique, isolated factors.

As for commercial services, we have increased our exposure to companies that benefit either directly or indirectly from the enormous investments being made in telecommunications and Internet infrastructure.

Rising interest rates and prospects for a slowing economy are causing us to modestly underweight industrials and financials. Against a backdrop of higher oil and gas prices, we are modestly overweighted in the energy sector. Within the energy industry, we are focused on those companies which have demonstrated the most rapid production growth rates. Among industrial companies, we have looked to avoid names that will suffer from a slowing economy, seeking out ideas that are leveraged to rapidly growing and deregulating end-markets such as telecommunications and power. Finally, our financial services exposure remains underweighted. Looking for companies whose earnings are less at risk to rising interest rates, we have added investments in the credit card, asset manager, and life reinsurance industries.

Market Outlook

We believe several factors are in place to drive continued U.S. small-cap outperformance over the next several quarters. First among these is the strong relative earnings growth and recently favorable earnings estimate revision trends. Secondly, relative valuations, although off the lows experienced late last year, remain below their historical averages. Finally, mutual fund flows into U.S. small-cap funds were very strong through the first four months of 2000.

Tempering our enthusiasm somewhat are the absolute valuation levels, which for several sectors of the small-cap universe have moved up to unprecedented levels. Even accounting for the correction experienced over the past several months, many of the "new economy" stocks still command overextended valuations relative to most traditional measures.

Historically, small-cap assets have underperformed during periods of increased volatility. While this has certainly proven itself to be the case over the past several months, we believe that the strong fundamentals in most industries will ultimately drive future outperformance as volatility settles down to more normalized levels. In our view, the volatility experienced in the small-cap growth market does not signal an end to small-cap outperformance but rather reflects a near-term pause. As we have gone about transitioning your Fund into more growth oriented investments displaying superior earnings prospects, we have opportunistically taken advantage of the recent volatility to redeploy your Fund's assets accordingly.


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                                                ALLIANCE INSTITUTIONAL FUNDS o 5
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----------------------
LETTER TO SHAREHOLDERS
----------------------

ALLIANCE REAL ESTATE INVESTMENT INSTITUTIONAL FUND

Portfolio Manager: Daniel G. Pine

Investment Objective and Policies

Alliance Real Estate Investment Institutional Fund seeks a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

Investment Results

The following table provides performance results for the Alliance Real Estate Investment Institutional Fund (the "Fund") and its benchmarks as represented by the Standard & Poor's ("S&P") 500 Stock Index and the NAREIT Equity Index for the six- and 12-month periods ended April 30, 2000.

INVESTMENT RESULTS*
Periods ended April 30, 2000

                                                    ----------------------------
                                                          Total Returns
                                                    ----------------------------
                                                    6 Months          12 Months
--------------------------------------------------------------------------------
Alliance
Real Estate
Investment
Institutional
Fund
  Class I                                            11.91%            -0.75%
--------------------------------------------------------------------------------
  Class II                                           11.68%            -0.93%
--------------------------------------------------------------------------------
S&P 500
Stock Index                                           7.18%            10.12%
--------------------------------------------------------------------------------
NAREIT
Equity Index                                         10.91%             0.02%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value of each class of shares as of April 30, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The S&P 500 Stock Index is an unmanaged index of 500 U.S. companies, and is a common measure of the performance of the overall U.S. stock market. The unmanaged NAREIT Equity Index is a market-value weighted index based upon the last closing price of the month for tax-qualified REITs listed on the NYSE, AMEX, and the NASDAQ. An investor cannot invest directly in an index and its results are not indicative of the performance for any specific investment, including Alliance Real Estate Investment Institutional Fund.

      Additional investment results appear on pages 17 - 20.

The shares of real estate companies have undergone a dramatic reversal of fortune over the past six months. Over that time frame the National Association of Real Estate Investment Trusts Equity Index ("NAREIT") registered an increase of 10.91%. This surpassed the 7.18% return generated by S&P 500 Stock Index during the period and erased the decline suffered by the NAREIT in the prior six months. More than 100% of the outperformance of REITs versus the broad stock market occurred during the month of April. A massive shift in investor sentiment followed on the heels of the Department


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6 o ALLIANCE INSTITUTIONAL FUNDS
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                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

of Justice assault on Microsoft. This flight to safety benefited real estate, as well as other value-oriented sectors of the market.

The aforementioned shift in sentiment disproportionately benefited the Fund. During the six-months ended April 30, 2000, the Class I shares of the Fund advanced 11.91%. This strong relative performance resulted from our above market-weight exposure to those real estate companies with properties in downtown office markets. This sector was among the top performers during the period under review. We were also aided during the period by increasing our exposure to regional mall companies toward the end of calendar year 1999. The shares of these companies were depressed by the Internet publicity during the Christmas season. They subsequently rebounded sharply and benefited from this rebound.

Market Overview

As has been the case for some time, real estate results remain strong and expectations continue to be positive. Across the vast majority of geographic markets and property types buildings are full, rents are increasing above inflation, and new construction levels remain benign. Companies are meeting or exceeding estimates for growth and dividends are well covered and increasing. In short, fundamentals are in place for continued moderate improvements in operating results, albeit at rates of growth below those of the recent past.

Real estate company growth expectations have declined over the past few years as acquisition volumes have lessened. This has masked an acceleration of growth from the existing property portfolios based on strengthening market fundamentals. In fact, internal growth has never been better. As a result, growth expectations are likely to stop declining. And the quality of earnings has never been higher. This leads us to believe that the recent REIT rally may be sustainable.

Investment Strategy

The Fund has always been diversified across all the many types of income-producing real estate with the bulk of its investments in markets and property types showing better than average expected growth. Today, these include downtown office properties in the northeast and along the northern half of the Pacific coast. These locations also include apart ment communities in many of the same markets, and high quality regional malls. Our office companies are the beneficiaries of extremely tight markets. Vacancies are at all-time lows and rents are spiking upwards. Importantly, these markets are experiencing very little new construction. The current tight conditions will likely endure as a result of this. Our apartment markets benefit from strong demographic factors including the aging of baby boomers and the maturation of the children of the boomers. Our regional mall companies, as mentioned above, benefit from alleviation of the hype surrounding electronic retailing.

In addition to the above market exposure, the Fund has increased its exposure to real estate development and consciously increased the size of the companies in which we invest. The de-


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                                                ALLIANCE INSTITUTIONAL FUNDS o 7
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----------------------
LETTER TO SHAREHOLDERS
----------------------

velopment exposure we added is targeted to supply constrained markets. It is difficult to build in these markets, but the rewards for doing so are enormous and they compound over time. Our shift to larger companies reflected our belief that a resurgence in the REIT market would start with the more liquid names.

Market Outlook

We remain optimistic about the future of real estate. The markets are healthy. Moderate growth in rents appear sustainable. The shares of real estate companies discount a reality far worse than any we are likely to encounter. Even with the share price appreciation of recent months, REITs trade below their historic range. And few investors care. We believe this combination of factors makes real estate stocks attractive at this time.

In conclusion, we would like to thank you for the continued confidence you have shown in the portfolios of Alliance Institutional Funds, and we look forward to reporting their progress to you in the future.

Sincerely,


/s/ Alfred Harrison

Alfred Harrison
Executive Vice President


/s/ Bruce K. Aronow

Bruce K. Aronow
Vice President


/s/ Daniel G. Pine

Daniel G. Pine
Senior Vice President


[PHOTO] Alfred Harrison

[PHOTO] Bruce K. Aronow

[PHOTO] Daniel G. Pine

Portfolio Manager, Alfred Harrison has over 39 years of investment experience, Bruce K. Aronow has over 12 years of investment experience, and Daniel G. Pine has over 20 years of investment experience.



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8 o ALLIANCE INSTITUTIONAL FUNDS
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                                               ---------------------------------
                                               PREMIER GROWTH INSTITUTIONAL FUND
                                               PERFORMANCE UPDATE
                                               ---------------------------------

PREMIER GROWTH INSTITUTIONAL FUND
PERFORMANCE UPDATE

ALLIANCE PREMIER GROWTH INSTITUTIONAL FUND
GROWTH OF A $10,000 INVESTMENT
1/31/98* TO 4/30/00

[The following table was represented as a growth chart in the printed material.]

                                [GRAPHIC OMITTED]

                                                                        4/30/00
                                                                        -------

Alliance Premier Growth Institutional Fund Class I:                     $19,166

Russell 1000 Growth Stock Index:                                        $18,298

S&P 500 Stock Index:                                                    $15,274

This chart illustrates the total value of an assumed $10,000 investment in Alliance Premier Growth Institutional Fund Class I shares (from 1/31/98 to 4/30/00) as compared to the performance of appropriate broad-based indices. The chart assumes the reinvestment of dividends and capital gains. Performance for Class II shares will vary from the results shown above due to differences in expenses charged to that class. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard & Poor's 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

The unmanaged Russell 1000 Growth Stock Index consists of 1000 of the largest stocks representing approximately 87% of the U.S. equity market.

An investor cannot invest directly in an index and its results are not indicative of any specific investment, including Alliance Premier Growth Institutional Fund.

*     Closest month-end after Fund's Class I share inception date of 1/7/98.


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                                                ALLIANCE INSTITUTIONAL FUNDS o 9
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---------------------------------
PREMIER GROWTH INSTITUTIONAL FUND
               PERFORMANCE UPDATE
---------------------------------

PREMIER GROWTH INSTITUTIONAL FUND
PERFORMANCE UPDATE

ALLIANCE PREMIER GROWTH INSTITUTIONAL FUND - CLASS I
HISTORY OF RETURNS
YEARLY PERIODS ENDED 4/30

  [The following table was represented as a bar chart in the printed material.]

                                [GRAPHIC OMITTED]

    Alliance Premier Growth Institutional Fund - Yearly Periods Ended 4/30
--------------------------------------------------------------------------------
                         Alliance Premier Growth        Russell 1000
                           Institutional Fund        Growth Stock Index
--------------------------------------------------------------------------------
      4/30/98*                    24.60%                    16.75%
      4/30/99                     31.48%                    26.52%
      4/30/00                     23.78%                    27.57%

Past performance in no guarantee of future results. The Fund's investment results represent total returns for Class I shares and are based on the net asset value. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Russell 1000 Growth Stock Index consists of 1000 of the largest stocks representing approximately 87% of the U.S. equity market. An investor cannot invest directly in an index and its results are not indicative of the performance for any specific investment, including Alliance Premier Growth Institutional Fund.

* The Fund's return for the period ended 4/30/98 is from the Fund's inception date of 1/7/98. The Benchmark's return for the period ended 4/30/98 is from 12/31/97 through 4/30/98.


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10 o ALLIANCE INSTITUTIONAL FUNDS

                                               ---------------------------------
                                               PREMIER GROWTH INSTITUTIONAL FUND
                                               PORTFOLIO SUMMARY
                                               ---------------------------------

PREMIER GROWTH INSTITUTIONAL FUND
PORTFOLIO SUMMARY
April 30, 2000 (unaudited)

INCEPTION DATE            PORTFOLIO STATISTICS
(Class I shares)          Assets ($mil): $427.4
1/7/98                    Median Market Capitalization ($mil): $70,203

SECTOR BREAKDOWN
    34.33% Technology
    23.96% Consumer Services
    11.99% Finance
     9.30% Health Care
     4.51% Utilities
     4.42% Multi-Industry Companies             [PIE CHART OMITTED]
     2.74% Energy
     2.06% Consumer Staples
     1.05% Capital Goods
     1.01% Basic Industry
     0.74% Aerospace & Defense
     3.89% Short-Term

All data as of April 30, 2000. The Fund's sector breakdown may vary over time. This breakdown is expressed as a percentage of total investments.


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                                               ALLIANCE INSTITUTIONAL FUNDS o 11

---------------------------------
PREMIER GROWTH INSTITUTIONAL FUND
               INVESTMENT RESULTS
---------------------------------

PREMIER GROWTH INSTITUTIONAL FUND
INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS

Class I Shares
--------------------------------------------------------------------------------
                               Period ended              Period ended
                              April 30, 2000            March 31, 2000
            12 Months              23.78%                    25.42%
     Since Inception*              35.80%                    39.17%

Class II Shares
--------------------------------------------------------------------------------
                               Period ended              Period ended
                              April 30, 2000            March 31, 2000
            12 Months              23.32%                    24.90%
     Since Inception*              35.29%                    38.64%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception: 1/7/98 Class I & II.


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12 o ALLIANCE INSTITUTIONAL FUNDS

                                                       -------------------------
                                                       QUASAR INSTITUTIONAL FUND
                                                       PERFORMANCE UPDATE
                                                       -------------------------

QUASAR INSTITUTIONAL FUND
PERFORMANCE UPDATE

ALLIANCE QUASAR INSTITUTIONAL FUND
GROWTH OF A $10,000 INVESTMENT
3/31/98* TO 4/30/00

[The following table was represented as a growth chart in the printed material.]

                                [GRAPHIC OMITTED]

                                                                       4/30/00
                                                                       -------

S&P 500 Stock Index:                                                   $13,553

Russell 2000 Growth Index:                                             $12,720

Alliance Quasar Institutional Fund Class I:                             $9,348

This chart illustrates the total value of an assumed $10,000 investment in Alliance Quasar Institutional Fund Class I shares (from 3/31/98 to 4/30/00) as compared to the performance of appropriate broad-based indices. The chart assumes the reinvestment of dividends and capital gains. Performance for Class II shares will vary from the results shown above due to differences in expenses charged to that class. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard & Poor's 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

The unmanaged Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

An investor cannot invest directly in an index and its results are not indicative of any specific investment, including Alliance Quasar Institutional Fund.

*     Closest month-end after Fund's Class I share inception date of 3/17/98.


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                                               ALLIANCE INSTITUTIONAL FUNDS o 13

-------------------------
QUASAR INSTITUTIONAL FUND
      PERFORMANCE UPDATE
-------------------------

QUASAR INSTITUTIONAL FUND
PERFORMANCE UPDATE

ALLIANCE QUASAR INSTITUTIONAL FUND - CLASS I
HISTORY OF RETURNS
YEARLY PERIODS ENDED 4/30

  [The following table was represented as a bar chart in the printed material.]

                                [GRAPHIC OMITTED]

        Alliance Quasar Institutional Fund - Yearly Periods Ended 4/30
--------------------------------------------------------------------------------
                             Alliance Quasar            Russell 2000
                           Institutional Fund           Growth Index
--------------------------------------------------------------------------------
      4/30/98*                     2.40%                     0.61%
      4/30/99                    -18.35%                    -3.77%
      4/30/00                     12.69%                    31.38%

Past performance in no guarantee of future results. The Fund's investment results represent total returns for Class I shares and are based on the net asset value. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. An investor cannot invest directly in an index and its results are not indicative of the performance for any specific investment, including Alliance Quasar Institutional Fund.

* The Fund's return for the period ended 4/30/98 is from the Fund's inception date of 3/17/98. The Benchmark's return for the period ended 4/30/98 is from 3/31/98 through 4/30/98.


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14 o ALLIANCE INSTITUTIONAL FUNDS

                                                       -------------------------
                                                       QUASAR INSTITUTIONAL FUND
                                                       PORTFOLIO SUMMARY
                                                       -------------------------

QUASAR INSTITUTIONAL FUND
PORTFOLIO SUMMARY
April 30, 2000 (unaudited)

INCEPTION DATE      PORTFOLIO STATISTICS
(Class I shares)    Assets ($mil): $29.8
3/17/98             Median Market Capitalization ($mil): $823

SECTOR BREAKDOWN
    35.89% Technology
    23.95% Consumer Services
    16.55% Health Care
     4.76% Utilities
     3.61% Finance                              [PIE CHART OMITTED]
     3.34% Energy
     2.90% Capital Goods
     1.67% Basic Industry
     1.60% Consumer Manufacturing
     5.73% Short-Term

All data as of April 30, 2000. The Fund's sector breakdown may vary over time. This breakdown is expressed as a percentage of total investments.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 15

-------------------------
QUASAR INSTITUTIONAL FUND
       INVESTMENT RESULTS
-------------------------

QUASAR INSTITUTIONAL FUND
INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS

Class I Shares
--------------------------------------------------------------------------------
                               Period ended              Period ended
                              April 30, 2000            March 31, 2000
            12 Months              12.69%                    30.01%
     Since Inception*              -2.77%                     0.31%

Class II Shares
--------------------------------------------------------------------------------
                               Period ended              Period ended
                              April 30, 2000            March 31, 2000
            12 Months              12.35%                    29.83%
     Since Inception*              -3.02%                     0.05%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception: 3/17/98 Class I & II.


--------------------------------------------------------------------------------
16 o ALLIANCE INSTITUTIONAL FUNDS

                                       -----------------------------------------
                                       REAL ESTATE INVESTMENT INSTITUTIONAL FUND
                                       PERFORMANCE UPDATE
                                       -----------------------------------------

REAL ESTATE INVESTMENT INSTITUTIONAL FUND
PERFORMANCE UPDATE

ALLIANCE REAL ESTATE INVESTMENT INSTITUTIONAL FUND
GROWTH OF A $10,000 INVESTMENT
12/31/97* TO 4/30/00

[The following table was represented as a growth chart in the printed material.]

                                [GRAPHIC OMITTED]

                                                                       4/30/00
                                                                       -------

S&P 500 Stock Index:                                                   $15,442

NAREIT Equity Index:                                                    $8,599

Alliance Real Estate Investment Institutional Fund Class I:             $8,327

This chart illustrates the total value of an assumed $10,000 investment in Alliance Real Estate Investment Institutional Fund Class I shares (from 12/31/97 to 4/30/00) as compared to the performance of appropriate broad-based indices. The chart assumes the reinvestment of dividends and capital gains. Performance for Class II shares will vary from the results shown above due to differences in expenses charged to that class. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard & Poor's 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

The unmanaged NAREIT Equity Index is a market-value weighted index based upon the last closing price of the month for tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ.

An investor cannot invest directly in an index and its results are not indicative of any specific investment, including Alliance Real Estate Investment Institutional Fund.

*     Closest month-end after Fund's Class I share inception date of 12/9/97.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 17

-----------------------------------------
REAL ESTATE INVESTMENT INSTITUTIONAL FUND
                       PERFORMANCE UPDATE
-----------------------------------------

REAL ESTATE INVESTMENT INSTITUTIONAL FUND
PERFORMANCE UPDATE

ALLIANCE REAL ESTATE INVESTMENT INSTITUTIONAL FUND - CLASS I
HISTORY OF RETURNS
YEARLY PERIODS ENDED 4/30

  [The following table was represented as a bar chart in the printed material.]

                                [GRAPHIC OMITTED]

              Alliance Real Estate Investment Institutional Fund -
                            Yearly Periods Ended 4/30
--------------------------------------------------------------------------------
                     Alliance Real Estate Investment       NAREIT
                           Institutional Fund           Equity Index
--------------------------------------------------------------------------------
      4/30/98*                    -2.69%                    -1.44%
      4/30/99                    -12.49%                   -10.72%
      4/30/00                     -0.75%                     0.02%

Past performance in no guarantee of future results. The Fund's investment results represent total returns and are based on the net asset value. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged NAREIT Equity Index is a market-value weighted index based upon the last closing price of the month for tax-qualified REITs listed on the NYSE, AMEX, and the NASDAQ. Index returns are not adjusted for sales charges or operating expenses. An investor cannot invest directly in an index and its results are not indicative of the performance for any specific investment, including Alliance Real Estate Investment Institutional Fund.

* The Fund's return for the period ended 4/30/98 is from the Fund's inception date of 12/9/97. The Benchmark's return for the period ended 4/30/98 is from 12/31/97 through 4/30/98.


--------------------------------------------------------------------------------
18 o ALLIANCE INSTITUTIONAL FUNDS

                                       -----------------------------------------
                                       REAL ESTATE INVESTMENT INSTITUTIONAL FUND
                                       PORTFOLIO SUMMARY
                                       -----------------------------------------

REAL ESTATE INVESTMENT INSTITUTIONAL FUND
PORTFOLIO SUMMARY
April 30, 2000 (unaudited)

INCEPTION DATE        PORTFOLIO STATISTICS
(Class I shares)      Assets ($mil): $5.2
12/9/97               Median Market Capitalization ($mil): $1,481

SECTOR BREAKDOWN
    19.48% Apartments
    15.74% Office
    11.27% Diversified & Others
    10.86% Office - Industrial Mix
    10.22% Regional Malls                              [PIE CHART OMITTED]
     7.95% Warehouse & Industrial
     4.88% Hotels & Restaurants
     4.55% Shopping Centers
     4.40% Real Estate Development & Management
     3.86% Storage
     0.63% Manufactured Home Communities
     6.16% Short-Term

All data as of April 30, 2000. The Fund's sector breakdown may vary over time. This breakdown is expressed as a percentage of total investments.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 19

-----------------------------------------
REAL ESTATE INVESTMENT INSTITUTIONAL FUND
                       INVESTMENT RESULTS
-----------------------------------------

REAL ESTATE INVESTMENT INSTITUTIONAL FUND
INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS

Class I Shares
--------------------------------------------------------------------------------
                               Period ended              Period ended
                              April 30, 2000            March 31, 2000
            12 Months              -0.75%                     2.66%
     Since Inception*              -6.80%                    -9.38%

Class II Shares
--------------------------------------------------------------------------------
                               Period ended              Period ended
                              April 30, 2000            March 31, 2000
            12 Months              -0.93%                     2.50%
     Since Inception*              -7.12%                    -9.69%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception: 12/9/97 Class I & II.


--------------------------------------------------------------------------------
20 o ALLIANCE INSTITUTIONAL FUNDS

                                               ---------------------------------
                                               PREMIER GROWTH INSTITUTIONAL FUND
                                               TEN LARGEST HOLDINGS
                                               ---------------------------------

PREMIER GROWTH INSTITUTIONAL FUND
TEN LARGEST HOLDINGS
April 30, 2000 (unaudited)

                                                               Percent of
Company                                         Value          Net Assets
--------------------------------------------------------------------------------
Intel Corp.                             $  22,991,106                 5.4%
--------------------------------------------------------------------------------
Applied Materials, Inc.                    21,502,800                 5.0
--------------------------------------------------------------------------------
Nokia Corp. (ADR)                          21,055,125                 4.9
--------------------------------------------------------------------------------
Warner-Lambert Co.                         20,577,300                 4.8
--------------------------------------------------------------------------------
Vodafone AirTouch Plc (ADR)                20,186,500                 4.7
--------------------------------------------------------------------------------
Cisco Systems, Inc.                        18,524,475                 4.3
--------------------------------------------------------------------------------
Tyco International, Ltd.                   14,734,086                 3.5
--------------------------------------------------------------------------------
MediaOne Group, Inc.                       14,066,250                 3.3
--------------------------------------------------------------------------------
Microsoft Corp.                            13,761,675                 3.2
--------------------------------------------------------------------------------
EMC Corp.                                  12,601,631                 3.0
--------------------------------------------------------------------------------
                                        $ 180,000,948                42.1%

MAJOR PORTFOLIO CHANGES
Six Months Ended April 30, 2000 (unaudited)

                                          --------------------------------------
                                                        Shares*
                                          --------------------------------------
Purchases                                     Bought        Holdings 4/30/00
--------------------------------------------------------------------------------
Applied Materials, Inc.                      211,200                 211,200
--------------------------------------------------------------------------------
AT&T Wireless Group                          240,000                 240,000
--------------------------------------------------------------------------------
Intel Corp.                                   77,900                 181,300
--------------------------------------------------------------------------------
MediaOne Group, Inc.                          81,500                 186,000
--------------------------------------------------------------------------------
Microsoft Corp.                              146,800                 197,300
--------------------------------------------------------------------------------
Nortel Networks Corp.                         71,500                  71,500
--------------------------------------------------------------------------------
Sprint Corp.                                  83,800                  88,700
--------------------------------------------------------------------------------
Time Warner, Inc.                             77,300                  77,300
--------------------------------------------------------------------------------
Vodafone AirTouch Plc (ADR)                  370,900                 429,500
--------------------------------------------------------------------------------
Warner-Lambert Co.                            86,000                 180,800
--------------------------------------------------------------------------------

Sales                                           Sold        Holdings 4/30/00
--------------------------------------------------------------------------------
America Online, Inc.                          16,800                      -0-
--------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                      49,100                      -0-
--------------------------------------------------------------------------------
Dell Computer Corp.                          131,100                 164,000
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc.                     38,200                  21,900
--------------------------------------------------------------------------------
MCI WorldCom, Inc.                            76,300                      -0-
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.              12,850                  81,100
--------------------------------------------------------------------------------
Pfizer, Inc.                                 108,700                  40,300
--------------------------------------------------------------------------------
Solectron Corp.                               30,300                      -0-
--------------------------------------------------------------------------------
Target Corp.                                  35,900                      -0-
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                         80,900                      -0-
--------------------------------------------------------------------------------

*     Adjusted for stock splits.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 21

-------------------------
QUASAR INSTITUTIONAL FUND
     TEN LARGEST HOLDINGS
-------------------------

QUASAR INSTITUTIONAL FUND
TEN LARGEST HOLDINGS
April 30, 2000 (unaudited)

                                                                   Percent of
Company                                            Value           Net Assets
--------------------------------------------------------------------------------
Millicom International Cellular, SA           $  668,750                 2.3%
--------------------------------------------------------------------------------
Fairchild Semiconductor Corp.                    646,000                 2.2
--------------------------------------------------------------------------------
Quest Diagnostics, Inc.                          552,781                 1.9
--------------------------------------------------------------------------------
CDW Computer Centers, Inc.                       540,800                 1.8
--------------------------------------------------------------------------------
LifePoint Hospitals, Inc.                        515,462                 1.7
--------------------------------------------------------------------------------
Exar Corp.                                       489,048                 1.6
--------------------------------------------------------------------------------
Varian Semiconductor Equipment
   Associates, Inc.                              484,200                 1.6
--------------------------------------------------------------------------------
Credence Systems Corp.                           456,800                 1.5
--------------------------------------------------------------------------------
Aspect Development, Inc.                         456,225                 1.5
--------------------------------------------------------------------------------
Dycom Industries, Inc.                           444,600                 1.5
--------------------------------------------------------------------------------
                                              $5,254,666                17.6%

MAJOR PORTFOLIO CHANGES
Six Months Ended April 30, 2000 (unaudited)

                                          --------------------------------------
                                                         Shares
                                          --------------------------------------
Purchases                                     Bought        Holdings 4/30/00
--------------------------------------------------------------------------------
American Superconductor Corp.                  5,600                   5,600
--------------------------------------------------------------------------------
Credence Systems Corp.                         3,200                   3,200
--------------------------------------------------------------------------------
Documentum, Inc.                               5,700                   5,700
--------------------------------------------------------------------------------
Exar Corp.                                     6,100                   6,100
--------------------------------------------------------------------------------
King Pharmaceuticals, Inc.                     6,500                   6,500
--------------------------------------------------------------------------------
Pivotal Corp.                                  7,800                   7,800
--------------------------------------------------------------------------------
Semtech Corp.                                  5,100                   5,100
--------------------------------------------------------------------------------
SonicWALL, Inc.                                4,900                   4,900
--------------------------------------------------------------------------------
Varian Semiconductor Equipment
   Associates, Inc.                            7,200                   7,200
--------------------------------------------------------------------------------
Westell Technologies, Inc.                    10,300                  10,300
--------------------------------------------------------------------------------

Sales                                           Sold        Holdings 4/30/00
--------------------------------------------------------------------------------
Apex, Inc.                                    29,750                   8,200
--------------------------------------------------------------------------------
BJ'S Wholesale Club, Inc.                     15,100                   8,800
--------------------------------------------------------------------------------
Chelsea GCA Realty, Inc.                      42,100                      -0-
--------------------------------------------------------------------------------
Health Management Associates, Inc. Cl.A       98,200                      -0-
--------------------------------------------------------------------------------
Legg Mason, Inc.                              34,600                   8,100
--------------------------------------------------------------------------------
Medical Manager Corp.                          6,100                      -0-
--------------------------------------------------------------------------------
Mohawk Industries, Inc.                       37,200                   5,700
--------------------------------------------------------------------------------
Premier Parks, Inc.                           38,600                      -0-
--------------------------------------------------------------------------------
Venator Group, Inc.                           86,300                  21,400
--------------------------------------------------------------------------------
Zale Corp.                                    17,400                      -0-
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
22 o ALLIANCE INSTITUTIONAL FUNDS

                                       -----------------------------------------
                                       REAL ESTATE INVESTMENT INSTITUTIONAL FUND
                                       TEN LARGEST HOLDINGS
                                       -----------------------------------------

REAL ESTATE INVESTMENT INSTITUTIONAL FUND
TEN LARGEST HOLDINGS
April 30, 2000 (unaudited)

                                                                   Percent of
Company                                            Value           Net Assets
--------------------------------------------------------------------------------
Equity Office Properties Trust                $  293,625                 5.6%
--------------------------------------------------------------------------------
Apartment Investment & Management Co.            262,350                 5.0
--------------------------------------------------------------------------------
Boston Properties, Inc.                          261,562                 5.0
--------------------------------------------------------------------------------
Vornado Realty Trust                             257,025                 4.9
--------------------------------------------------------------------------------
Brookfield Properties Corp.                      232,313                 4.4
--------------------------------------------------------------------------------
Reckson Associates Realty Corp.                  222,694                 4.3
--------------------------------------------------------------------------------
Public Storage, Inc.                             203,613                 3.9
--------------------------------------------------------------------------------
AvalonBay Communities, Inc.                      203,450                 3.9
--------------------------------------------------------------------------------
ProLogis Trust                                   200,812                 3.8
--------------------------------------------------------------------------------
Spieker Properties, Inc.                         199,406                 3.8
--------------------------------------------------------------------------------
                                              $2,336,850                44.6%

MAJOR PORTFOLIO CHANGES
Six Months Ended April 30, 2000 (unaudited)

                                          --------------------------------------
                                                         Shares
                                          --------------------------------------
Purchases                                     Bought        Holdings 4/30/00
--------------------------------------------------------------------------------
Apartment Investment & Management Co.          5,300                   6,600
--------------------------------------------------------------------------------
AvalonBay Communities, Inc.                    4,000                   5,200
--------------------------------------------------------------------------------
Boston Properties, Inc.                        5,700                   7,500
--------------------------------------------------------------------------------
Brookfield Properties Corp.                   13,200                  17,700
--------------------------------------------------------------------------------
Equity Office Properties Trust                 8,000                  10,800
--------------------------------------------------------------------------------
Equity Residential Properties Trust            4,300                   4,300
--------------------------------------------------------------------------------
Public Storage, Inc.                           7,000                   9,100
--------------------------------------------------------------------------------
Reckson Associates Realty Corp.                8,800                  11,100
--------------------------------------------------------------------------------
Spieker Properties, Inc.                       3,500                   4,500
--------------------------------------------------------------------------------
Vornado Realty Trust                           5,750                   7,450
--------------------------------------------------------------------------------

Sales                                           Sold        Holdings 4/30/00
--------------------------------------------------------------------------------
Arden Realty Group, Inc.                       1,500                      -0-
--------------------------------------------------------------------------------
Correctional Properties Trust                  1,700                      -0-
--------------------------------------------------------------------------------
Crescent Real Estate Equities Co.              1,500                      -0-
--------------------------------------------------------------------------------
Golf Trust of America, Inc.                    1,200                      -0-
--------------------------------------------------------------------------------
Highwoods Properties, Inc.                     1,300                      -0-
--------------------------------------------------------------------------------
Innkeepers USA Trust                           2,100                      -0-
--------------------------------------------------------------------------------
Prime Retail, Inc.                             3,500                      -0-
--------------------------------------------------------------------------------
Regency Realty Corp.                           1,100                      -0-
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 23

---------------------------------
PREMIER GROWTH INSTITUTIONAL FUND
         PORTFOLIO OF INVESTMENTS
---------------------------------

PREMIER GROWTH INSTITUTIONAL FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000 (unaudited)

Company                                           Shares             Value
--------------------------------------------------------------------------------

Common Stocks - 97.2%

Technology - 34.7%
Communication Equipment - 12.1%
Corning, Inc. ..............................      38,300      $  7,564,250
EMC Corp.(a)................................      90,700        12,601,631
Lucent Technologies, Inc. ..................      39,100         2,431,531
Nokia Corp. (ADR) (Finland).................     370,200        21,055,125
Nortel Networks Corp. (Canada)..............      71,500         8,097,375
                                                              ------------
                                                                51,749,912
                                                              ------------
Computer Hardware - 2.4%
Dell Computer Corp.(a)......................     164,000         8,220,500
Sun Microsystems, Inc.(a)...................      23,300         2,142,144
                                                              ------------
                                                                10,362,644
                                                              ------------
Computer Software - 5.1%
Microsoft Corp.(a)..........................     197,300        13,761,675
Oracle Corp.(a).............................      97,800         7,817,887
                                                              ------------
                                                                21,579,562
                                                              ------------
Networking Software - 4.3%
Cisco Systems, Inc.(a)......................     267,200        18,524,475
                                                              ------------
Semi-Conductor Capital Equipment - 5.0%
Applied Materials, Inc.(a)..................     211,200        21,502,800
                                                              ------------
Semi - Conductor Components - 5.8%
Intel Corp. ................................     181,300        22,991,106
Texas Instruments, Inc. ....................      10,300         1,677,613
                                                              ------------
                                                                24,668,719
                                                              ------------
                                                               148,388,112
                                                              ------------
Consumer Services - 24.2%
Airlines - 3.3%
Continental Airlines, Inc.(a)...............      80,800         3,232,000
KLM Royal Dutch Air.........................     110,633         1,887,676
Northwest Airlines Corp. Cl.A(a)............     118,900         2,935,344
UAL Corp.(a)................................     103,500         5,990,062
                                                              ------------
                                                                14,045,082
                                                              ------------
Broadcasting & Cable - 9.1%
AMFM, Inc.(a)...............................      86,000         5,708,250
AT&T Corp.-Liberty Media Group (a)..........     187,700         9,373,268
CBS Corp.(a)................................      38,300         2,250,125
Cox Communications, Inc. Cl.A(a)............      30,700         1,314,344
Vodafone AirTouch Plc (ADR)
   (United Kingdom).........................     429,500        20,186,500
                                                              ------------
                                                                38,832,487
                                                              ------------
Cellular Communications - 1.8%
AT&T Wireless Group(a)......................     240,000         7,635,000
                                                              ------------


--------------------------------------------------------------------------------
24 o ALLIANCE INSTITUTIONAL FUNDS

                                               ---------------------------------
                                               PREMIER GROWTH INSTITUTIONAL FUND
                                               PORTFOLIO OF INVESTMENTS
                                               ---------------------------------

Company                                           Shares             Value
--------------------------------------------------------------------------------
Entertainment & Leisure - 1.8%
The Walt Disney Co. ........................      16,500      $    714,656
Time Warner, Inc. ..........................      77,300         6,952,169
                                                              ------------
                                                                 7,666,825
                                                              ------------
Retail - General Merchandise - 8.2%
Costco Wholesale Corp.(a)...................      96,100         5,195,406
Gap, Inc. ..................................     228,050         8,380,838
Home Depot, Inc. ...........................     195,700        10,971,431
Kohl's Corp.(a).............................      66,400         3,187,200
Lowes Cos., Inc. ...........................     131,200         6,494,400
Tommy Hilfiger Corp.(a).....................     132,800         1,170,300
                                                              ------------
                                                                35,399,575
                                                              ------------
                                                               103,578,969
Finance - 12.1%
Banking - Money Centers - 3.8%
Chase Manhattan Corp. ......................      61,200         4,410,225
Citigroup, Inc. ............................     199,250        11,842,922
                                                              ------------
                                                                16,253,147
                                                              ------------
Banking - Regional - 0.3%
Fifth Third Bancorp.........................      16,700         1,054,187
                                                              ------------
Brokerage & Money Management - 1.9%
Goldman Sachs Group, Inc. ..................      21,900         2,042,175
Morgan Stanley Dean Witter & Co. ...........      81,100         6,224,425
                                                              ------------
                                                                 8,266,600
                                                              ------------
Insurance - 0.4%
American International Group, Inc. .........      14,775         1,620,633
                                                              ------------
Mortgage Banking - 2.3%
Federal Home Loan Mortgage Corp. ...........     216,000         9,922,500
                                                              ------------

Miscellaneous - 3.4%
Associates First Capital Corp. Cl.A.........     101,876         2,260,374
MBNA Corp. .................................     321,450         8,538,516
The CIT Group, Inc. Cl.A....................     231,960         3,928,822
                                                              ------------
                                                                14,727,712
                                                              ------------
                                                                51,844,779
                                                              ------------
Health Care - 9.4%
Drugs - 8.3%
Pfizer, Inc. ...............................      40,300         1,697,638
Pharmacia Corp. ............................      64,815         3,236,699
Schering-Plough Corp. ......................     245,600         9,900,750
Warner-Lambert Co. .........................     180,800        20,577,300
                                                              ------------
                                                                35,412,387
                                                              ------------


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 25

---------------------------------
PREMIER GROWTH INSTITUTIONAL FUND
         PORTFOLIO OF INVESTMENTS
---------------------------------

Company                                           Shares             Value
--------------------------------------------------------------------------------

Medical Services - 1.1%
IMS Health, Inc. ...........................     133,700      $  2,281,256
United HealthCare Corp. ....................      38,000         2,534,125
                                                              ------------
                                                                 4,815,381
                                                              ------------
                                                                40,227,768
Utilities - 4.6%
Telephone Utility - 4.6%
MediaOne Group, Inc.(a).....................     186,000        14,066,250
Sprint Corp. ...............................      88,700         5,455,050
                                                              ------------
                                                                19,521,300
                                                              ------------
Multi-Industry Companies - 4.5%
Honeywell International, Inc. ..............      78,412         4,391,072
Tyco International, Ltd. ...................     320,742        14,734,086
                                                              ------------
                                                                19,125,158
                                                              ------------
Energy - 2.8%
International - 2.8%
BP Amoco Plc (ADR) (United Kingdom).........     232,148        11,839,548
                                                              ------------

Consumer Staples - 2.1%
Retail - Food & Drugs - 0.8%
Kroger Co.(a)...............................     159,800         2,966,288
Walgreen Co. ...............................      12,400           348,750
                                                              ------------
                                                                 3,315,038
                                                              ------------
Tobacco - 1.3%
Philip Morris Cos., Inc. ...................     255,300         5,584,687
                                                              ------------
                                                                 8,899,725
                                                              ------------
Capital Goods - 1.1%
Miscellaneous - 1.1%
United Technologies Corp. ..................      73,300         4,558,344
                                                              ------------

Basic Industry - 1.0%
Mining & Metals - 0.7%
Alcoa, Inc. ................................      44,400         2,880,450
                                                              ------------

Paper & Forest Products - 0.3%
International Paper Co. ....................      41,000         1,506,750
                                                              ------------
                                                                 4,387,200
                                                              ------------
Aerospace & Defense - 0.7%
Aerospace - 0.7%
General Motors Corp. Cl.H(a)................      33,000         3,178,313
                                                              ------------

Total Common Stocks
   (cost $372,594,196)......................                   415,549,216
                                                              ------------


--------------------------------------------------------------------------------
26 o ALLIANCE INSTITUTIONAL FUNDS

                                               ---------------------------------
                                               PREMIER GROWTH INSTITUTIONAL FUND
                                               PORTFOLIO OF INVESTMENTS
                                               ---------------------------------

                                               Principal
                                                  Amount
Company                                            (000)             Value
--------------------------------------------------------------------------------

Short-Term Investments - 4.0%

Commercial Paper - 3.9%
General Electric Capital Corp.
   6.03%, 5/01/00...........................     $16,638   $    16,638,000
                                                              ------------

Time Deposit - 0.1%
State Street Euro Dollar
   5.50%, 5/01/00...........................         179           179,000
                                                              ------------

Total Short-Term Investments
   (amortized cost $16,817,000).............                    16,817,000
                                                              ------------

Total Investments - 101.2%
   (cost $389,411,196)......................                   432,366,216
Other assets less liabilities - (1.2%)......                    (4,948,344)
                                                              ------------

Net Assets - 100%...........................                  $427,417,872
                                                              ============

(a) Non-income producing security.
    Glossary:
    ADR - American Depositary Receipt
    See notes to financial statements.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 27

-------------------------
QUASAR INSTITUTIONAL FUND
 PORTFOLIO OF INVESTMENTS
-------------------------

QUASAR INSTITUTIONAL FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000 (unaudited)

Company                                           Shares             Value
--------------------------------------------------------------------------------

Common Stocks - 95.4%

Technology - 37.2%
Communication Equipment - 1.7%
Digital Microwave Corp.(a)..................       5,800        $  214,238
Westell Technologies, Inc.(a)...............      10,300           292,906
                                                                ----------
                                                                   507,144
                                                                ----------
Computer Hardware - 0.8%
Apex, Inc.(a)...............................       8,200           242,413
                                                                ----------

Computer Services - 1.6%
eLoyalty Corp.(a)...........................      12,000           197,250
Predictive Systems, Inc.(a).................       5,700           268,613
                                                                ----------
                                                                   465,863
                                                                ----------
Computer Software - 11.5%
Active Software, Inc.(a)....................       3,100           124,969
Actuate Corp.(a)............................       5,400           161,663
Aspect Development, Inc(a)..................       6,600           456,225
BackWeb Technologies, Ltd.(a) (Israel)......       8,200           192,187
Business Objects S.A. (ADR)(a) (France).....       4,200           411,075
Documentum, Inc.(a).........................       5,700           336,300
Informatica Corp.(a)........................       3,100           130,006
ISS Group, Inc.(a)..........................       4,500           406,969
Macrovision Corp.(a)........................       5,700           278,587
Micromuse, Inc.(a)..........................       1,900           186,438
NetIQ Corp.(a)..............................       4,200           154,350
Peregrine Systems, Inc.(a)..................       3,100            74,594
Pivotal Corp.(a)............................       7,800           249,112
WatchGuard Technologies, Inc.(a)............       5,500           265,031
                                                                ----------
                                                                 3,427,506
                                                                ----------
Contract Manufacturing - 1.8%
DDi Corp.(a)................................      18,400           276,000
Flextronics International, Ltd.(a)..........       3,864           271,446
                                                                ----------
                                                                   547,446
                                                                ----------
Internet - 2.4%
Avenue A, Inc.(a)...........................       2,500            79,375
Blaze Software, Inc.(a).....................       2,000            25,875
DigitalThink, Inc.(a).......................       3,600            72,450
Excalibur Technologies Corp.(a).............      11,000           390,500
Modem Media Poppe Tyson, Inc.(a)............       2,100            30,712
NetRatings, Inc.(a).........................         100             2,650
Niku Corp.(a)...............................       2,500            49,844
Prime Response, Inc.(a).....................       3,100            20,150
Selectica, Inc.(a)..........................       1,000            38,000
                                                                ----------
                                                                   709,556
                                                                ----------


--------------------------------------------------------------------------------
28 o ALLIANCE INSTITUTIONAL FUNDS

                                                       -------------------------
                                                       QUASAR INSTITUTIONAL FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                       -------------------------

Company                                           Shares             Value
--------------------------------------------------------------------------------

Networking Software - 1.8%
PC-Tel, Inc.(a).............................       3,700       $   123,950
SonicWALL, Inc.(a)..........................       4,900           296,450
Visual Networks, Inc.(a)....................       2,800           109,200
                                                               -----------
                                                                   529,600
                                                               -----------
Semi-Conductor Capital Equipment - 5.7%
Credence Systems Corp.(a)...................       3,200           456,800
Metron Technology N.V.(a)...................       9,400           196,225
MKS Instruments, Inc.(a)....................       5,600           263,200
PRI Automation, Inc.(a).....................       3,700           295,537
Varian Semiconductor Equipment
   Associates, Inc.(a)......................       7,200           484,200
                                                               -----------
                                                                 1,695,962
                                                               -----------
Semi-Conductor Components - 9.3%
Amphenol Corp. Cl.A,(a).....................       5,600           357,000
Exar Corp.(a)...............................       6,100           489,048
Fairchild Semiconductor Corp.(a)............      13,600           646,000
International Rectifier Corp.(a)............       7,500           368,438
Intersil Holding Corp.(a)...................       7,000           245,000
SCG Holding Corp.(a)........................       7,600           166,725
Semtech Corp.(a)............................       5,100           347,756
TelCom Semiconductor, Inc.(a)...............       6,900           169,481
                                                               -----------
                                                                 2,789,448
                                                               -----------
Miscellaneous - 0.6%
Covad Communications Group, Inc.(a).........       7,100           197,025
                                                               -----------
                                                                11,111,963
                                                               -----------
Consumer Services - 24.2%
Airlines - 0.9%
Expeditors International of Washington, Inc.       6,100           260,775
                                                               -----------

Apparel - 0.5%
The Men's Wearhouse, Inc.(a)................       7,300           156,494
                                                               -----------

Broadcasting & Cable - 1.7%
Classic Communications, Inc. Cl.A(a)........       5,900            71,538
Mediacom Communications, Corp. Cl.A(a)......      11,100           137,362
Westwood One, Inc.(a).......................       8,600           304,225
                                                               -----------
                                                                   513,125
                                                               -----------
Cellular Communications - 1.9%
GoAmerica, Inc.(a)..........................       7,300            72,544
Pinnacle Holdings, Inc.(a)..................       4,800           269,700
SBA Communications Corp. Cl.A(a)............       5,900           239,687
                                                               -----------
                                                                   581,931
                                                               -----------


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 29

-------------------------
QUASAR INSTITUTIONAL FUND
 PORTFOLIO OF INVESTMENTS
-------------------------

Company                                           Shares             Value
--------------------------------------------------------------------------------

Entertainment & Leisure - 2.1%
Ackerley Group, Inc. .......................      10,800        $  140,400
Cinar Corp. Cl.B(a)(b) (Canada).............       6,700            46,900
Imax Corp.(a) (Canada)......................       7,800           179,400
Penton Media, Inc. .........................       9,800           257,863
                                                                ----------
                                                                   624,563
                                                                ----------
Gaming - 0.7%
Station Casinos, Inc.(a)....................       7,400           210,900
                                                                ----------

Retail - General Merchandise - 4.1%
BJ'S Wholesale Club, Inc.(a)................       8,800           311,850
Electronics Boutique Holdings Corp.(a)......      14,000           227,500
Group 1 Automotive, Inc.(a).................      24,500           290,937
ShopKo Stores, Inc.(a)......................       7,300           130,488
Venator Group, Inc.(a)......................      21,400           254,125
                                                                ----------
                                                                 1,214,900
                                                                ----------
Miscellaneous - 12.3%
Black Box Corp.(a)..........................       4,800           369,300
Carey International, Inc.(a)................       4,700            43,475
CDW Computer Centers, Inc.(a)...............       5,200           540,800
DBT Online, Inc.(a).........................      13,600           267,750
Dycom Industries, Inc.(a)...................       8,550           444,600
FirstService Corp.(a) (Canada)..............      11,200           121,800
Insight Enterprises, Inc.(a)................       8,300           347,044
Iron Mountain, Inc.(a)......................      10,500           367,500
MasTec, Inc.(a).............................       5,000           431,875
Rayovac Corp.(a)............................       4,800           100,200
Rent-Way, Inc.(a)...........................       3,900           101,156
TeleSpectrum Worldwide, Inc.(a).............      53,300           263,169
West TeleServices Corp.(a)..................      12,900           272,512
                                                                ----------
                                                                 3,671,181
                                                                ----------
                                                                 7,233,869
                                                                ----------
Health Care - 16.8%
Biotechnology - 5.7%
Abgenix, Inc.(a)............................       1,100            98,519
Aviron(a)...................................       9,400           226,187
Celgene Corp.(a)............................       8,400           395,325
Gene Logic, Inc.(a).........................       2,400            64,500
Gilead Sciences, Inc.(a)....................       4,200           227,587
IDEC Pharmaceuticals Corp.(a)...............       3,600           230,400
Intermune Pharmaceuticals, Inc.(a)..........       1,500            25,875
Myriad Genetics, Inc.(a)....................         300            19,313
PRAECIS Pharmaceuticals, Inc.(a)............       2,800            41,650
Tanox, Inc.(a)..............................       3,400            99,450
United Therapeutics Corp.(a)................       4,800           271,200
                                                                ----------
                                                                 1,700,006
                                                                ----------


--------------------------------------------------------------------------------
30 o ALLIANCE INSTITUTIONAL FUNDS

                                                       -------------------------
                                                       QUASAR INSTITUTIONAL FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                       -------------------------

Company                                           Shares             Value
--------------------------------------------------------------------------------

Drugs - 3.8%
Alpharma, Inc. .............................       6,600        $  254,925
Aradigm Corp.(a)............................       6,800           109,225
Dura Pharmaceuticals, Inc.(a)...............      11,100           144,300
Jones Pharma, Inc. .........................       6,400           184,400
King Pharmaceuticals, Inc.(a)...............       6,500           320,938
Shire Pharmaceuticals Group PLC (ADR)(a)
   (United Kingdom).........................       3,100           124,775
                                                                ----------
                                                                 1,138,563
                                                                ----------
Medical Products - 1.3%
Angiotech Pharmaceuticals, Inc.(a) (Canada).       3,600           112,050
INAMED Corp.(a).............................       4,300           177,913
Physiometrix, Inc.(a).......................       5,100            80,325
                                                                ----------
                                                                   370,288
                                                                ----------
Medical Services - 5.7%
AmeriSource Health Corp.(a).................       7,500           150,000
Bindley Western Industries, Inc. ...........       9,900           172,631
LifePoint Hospitals, Inc.(a)................      30,100           515,462
Orthodontic Centers of America, Inc.(a).....      15,000           317,813
Quest Diagnostics, Inc.(a)..................       9,500           552,781
                                                                ----------
                                                                 1,708,687
                                                                ----------
Miscellaneous - 0.3%
InfoCure Corp.(a)...........................       9,000            82,125
                                                                ----------
                                                                 4,999,669
                                                                ----------
Utilities - 4.8%
Telephone Utility - 2.8%
MGC Communications, Inc.(a).................       1,800            88,200
Millicom International Cellular, SA(a)
   (Luxembourg).............................      12,500           668,750
Pac-West Telecomm, Inc.(a)..................       4,100            87,637
                                                                ----------
                                                                   844,587
                                                                ----------
Miscellaneous - 2.0%
Alamosa PCS Holdings, Inc.(a)...............       1,300            37,050
Choice One Communications, Inc. ............       1,000            32,000
Dobson Communications Corp. Cl.A(a).........       6,100           156,313
FirstWorld Communications, Inc. Cl.B(a).....       2,700            32,231
GT Group Telecom, Inc. Cl.B(a)..............       5,600            72,450
IXnet, Inc.(a)..............................         900            33,188
Net2000 Communications, Inc.(a).............       2,100            30,975
Rural Cellular Corp. Cl.A(a)................       2,700           199,631
                                                                ----------
                                                                   593,838
                                                                ----------
                                                                 1,438,425
                                                                ----------
Finance - 3.7%
Banking - Regional - 0.7%
Silicon Valley Bancshares(a)................       3,400           209,950
                                                                ----------


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 31

-------------------------
QUASAR INSTITUTIONAL FUND
 PORTFOLIO OF INVESTMENTS
-------------------------

Company                                           Shares             Value
--------------------------------------------------------------------------------

Brokerage & Money Management - 1.0%
Legg Mason, Inc. ...........................       8,100        $  306,281
                                                                ----------

Insurance - 1.1%
Reinsurance Group of America, Inc. .........      12,900           320,888
                                                                ----------

Real Estate - 0.0%
MeriStar Hospitality Corp. .................         100             1,975
                                                                ----------

Miscellaneous - 0.9%
CompuCredit Corp.(a)........................       7,700           252,656
                                                                ----------
                                                                 1,091,750
                                                                ----------
Energy - 3.4%
Domestic Producers - 2.0%
Barrett Resources Corp.(a)..................       6,300           200,025
Murphy Oil Corp. ...........................       4,600           271,400
Newfield Exploration Co.(a).................       3,000           121,875
                                                                ----------
                                                                   593,300
                                                                ----------
Oil Service - 0.7%
Santa Fe International Corp. ...............       5,800           199,375
                                                                ----------

Pipelines - 0.7%
Kinder Morgan, Inc. ........................       7,100           215,219
                                                                ----------
                                                                 1,007,894
                                                                ----------
Capital Goods - 2.9%
Electrical Equipment - 1.0%
American Superconductor Corp.(a)............       5,600           213,850
C&D Technologies, Inc. .....................       1,300            83,769
                                                                ----------
                                                                   297,619
                                                                ----------
Machinery - 0.3%
United Rentals, Inc.(a).....................       7,300            99,006
                                                                ----------

Pollution Control - 0.2%
Tetra Tech, Inc.(a).........................       2,000            47,125
                                                                ----------
Miscellaneous - 1.4%
L-3 Communications Holdings, Inc.(a)........       3,700           197,025
Mohawk Industries, Inc.(a)..................       5,700           141,431
Roper Industries, Inc. .....................       3,000            94,500
                                                                ----------
                                                                   432,956
                                                                ----------
                                                                   876,706
Basic Industry - 1.7%
Chemicals - 0.6%
OM Group, Inc. .............................       3,700           170,200
                                                                ----------

Containers - 0.8%
Packaging Corp. of America(a)...............      20,900           248,187
                                                                ----------


--------------------------------------------------------------------------------
32 o ALLIANCE INSTITUTIONAL FUNDS

                                                       -------------------------
                                                       QUASAR INSTITUTIONAL FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                       -------------------------

                                               Shares or
                                               Principal
                                                  Amount
Company                                            (000)             Value
--------------------------------------------------------------------------------

Mining & Metals - 0.3%
Ispat International N.V. Cl.A (ADR)
   (Netherlands)............................       7,400       $    86,488
                                                               -----------
                                                                   504,875
                                                               -----------
Consumer Manufacturing - 0.7%
Auto & Related - 0.7%
Monaco Coach Corp.(a).......................      12,600           206,325
                                                               -----------

Total Common Stocks
   (cost $26,631,092).......................                    28,471,476
                                                               -----------

Short-Term Investment - 5.8%

Time Deposit - 5.8%
State Street Euro Dollar
   5.50%, 5/01/00
   (amortized cost $1,732,000)..............     $ 1,732         1,732,000
                                                               -----------

Total Investments - 101.2%
   (cost $28,363,092).......................                    30,203,476
Other assets less liabilities - (1.2%)......                      (351,845)
                                                               -----------

Net Assets - 100%...........................                   $29,851,631
                                                               ===========

(a) Non-income producing security.
(b) Illiquid security, valued at fair market value (see Note A).
    Glossary:
    ADR - American Depositary Receipt
    See notes to financial statements.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 33

REAL ESTATE INVESTMENT INSTITUTIONAL FUND
                 PORTFOLIO OF INVESTMENTS

REAL ESTATE INVESTMENT INSTITUTIONAL FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000 (unaudited)

Company                                           Shares             Value
--------------------------------------------------------------------------------

Common Stocks - 94.4%

Real Estate Investment Trusts - 90.0%
Apartments - 19.6%
Apartment Investment & Management Co. ......       6,600        $  262,350
AvalonBay Communities, Inc. ................       5,200           203,450
BRE Properties, Inc. .......................       2,100            58,669
Equity Residential Properties Trust.........       4,300           195,650
Essex Property Trust, Inc. .................       4,200           162,225
Gables Residential Trust....................       2,200            52,800
Post Properties, Inc. ......................       2,200            92,400
                                                                ----------
                                                                 1,027,544
                                                                ----------
Diversified & Others - 11.3%
Captec Net Lease Realty, Inc. ..............         500             4,375
Cousins Properties, Inc. ...................       2,400            94,200
Entertainment Properties Trust..............       7,100            96,738
Glenborough Realty Trust, Inc. .............       3,900            57,525
Pinnacle Holdings, Inc.(a)..................       1,500            84,281
Vornado Realty Trust........................       7,450           257,025
                                                                ----------
                                                                   594,144
                                                                ----------
Hotels & Restaurants - 4.9%
Hospitality Properties Trust................       4,900           109,025
MeriStar Hospitality Corp. .................       7,500           148,125
                                                                ----------
                                                                   257,150
                                                                ----------
Manufactured Home Communities - 0.7%
Sun Communities, Inc. ......................       1,000            33,125
                                                                ----------

Office - 15.8%
Alexandria Real Estate Equities, Inc. ......       3,700           118,400
Boston Properties, Inc. ....................       7,500           261,562
Equity Office Properties Trust..............      10,800           293,625
SL Green Realty Corp. ......................       6,100           156,694
                                                                ----------
                                                                   830,281
                                                                ----------
Office - Industrial Mix - 10.9%
Brandywine Realty Trust.....................       6,500           112,937
Mission West Properties, Inc. ..............       4,500            37,688
Reckson Associates Realty Corp. ............      11,100           222,694
Spieker Properties, Inc. ...................       4,500           199,406
                                                                ----------
                                                                   572,725
                                                                ----------
Regional Malls - 10.3%
General Growth Properties, Inc. ............       2,500            82,187
Macerich Co. ...............................       7,300           169,269


--------------------------------------------------------------------------------
34 o ALLIANCE INSTITUTIONAL FUNDS

                                       REAL ESTATE INVESTMENT INSTITUTIONAL FUND
                                       PORTFOLIO OF INVESTMENTS

                                               Shares or
                                               Principal
                                                  Amount
Company                                            (000)             Value
--------------------------------------------------------------------------------

Mills Corp. ................................       8,000        $  144,000
Simon Property Group, Inc. .................       5,650           143,369
                                                                ----------
                                                                   538,825
                                                                ----------

Shopping Centers - 4.6%
Kimco Realty Corp. .........................       1,300            51,756
Pan Pacific Retail Properties, Inc. ........       9,900           188,100
                                                                ----------
                                                                   239,856
                                                                ----------
Storage - 3.9%
Public Storage, Inc. .......................       9,100           203,612
                                                                ----------

Warehouse & Industrial - 8.0%
AMB Property Corp. .........................       3,800            83,838
Cabot Industrial Trust......................       7,000           134,750
ProLogis Trust..............................      10,200           200,812
                                                                ----------
                                                                   419,400
                                                                ----------

Total Real Estate Investment Trusts
   (cost $4,424,745)........................                     4,716,662
                                                                ----------

Real Estate Development &
   Management - 4.4%
Brookfield Properties Corp. (Canada)
   (cost $210,480)..........................      17,700           232,313
                                                                ----------

Total Common Stocks
   (cost $4,635,225)........................                     4,948,975
                                                                ----------

Short-Term Investment - 6.2%

Time Deposit - 6.2%
State Street Euro Dollar
   5.50%, 5/01/00
   (amortized cost $325,000)................      $  325           325,000
                                                                ----------

Total Investments - 100.6%
   (cost $4,960,225)........................                     5,273,975
Other assets less liabilities - (0.6%)......                       (29,317)
                                                                ----------

Net Assets - 100%...........................                    $5,244,658
                                                                ==========

(a) Non-income producing security.
    See notes to financial statements.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 35

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
April 30, 2000 (unaudited)

                                                  Premier Growth      Quasar
                                                   Institutional   Institutional
                                                        Fund           Fund
                                                    ------------   -------------
Assets
Investments in securities, at value
   (cost $389,411,196 and $28,363,092,
   respectively) ................................   $432,366,216   $ 30,203,476
Cash ............................................            700            372
Receivable for capital stock sold ...............      3,570,624          3,635
Receivable for investment securities sold .......      2,801,518        291,420
Interest and dividends receivable ...............        111,574          1,149
Deferred organization expenses ..................         39,338         42,058
                                                    ------------   ------------
Total assets ....................................    438,889,970     30,542,110
                                                    ------------   ------------
Liabilities
Payable for investment securities
   purchased ....................................     11,072,065        564,948
Advisory fee payable ............................        275,080         13,367
Distribution fee payable ........................          1,972            705
Accrued expenses ................................        122,981        111,459
                                                    ------------   ------------
Total liabilities ...............................     11,472,098        690,479
                                                    ------------   ------------
Net Assets ......................................   $427,417,872   $ 29,851,631
                                                    ============   ============
Composition Of Net Assets
Capital stock, at par ...........................   $     22,563   $      3,181
Additional paid-in capital ......................    361,658,458     28,738,943
Accumulated net investment income (loss) ........         40,585        (77,106)
Accumulated net realized gain (loss)
   on investments and foreign currency
   transactions .................................     22,741,246       (653,771)
Net unrealized appreciation of investments ......     42,955,020      1,840,384
                                                    ------------   ------------
                                                    $427,417,872   $ 29,851,631
                                                    ============   ============
Calculation Of Maximum
Offering Price
Class I Shares
Net asset value, redemption and offering
   price per share ($419,128,836 / 22,121,445
   and $11,949,703 / 1,270,533 shares
   of capital stock issued and outstanding,
   respectively) ................................   $      18.95   $       9.41
                                                    ============   ============
Class II Shares
Net asset value, redemption and offering
   price per share ($8,289,036 / 441,211
   and $17,901,928 / 1,910,210 shares
   of capital stock issued and outstanding,
   respectively) ................................   $      18.79   $       9.37
                                                    ============   ============

See notes to financial statements.


--------------------------------------------------------------------------------
36 o ALLIANCE INSTITUTIONAL FUNDS

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

                                                                   Real Estate
                                                                    Investment
                                                                   Institutional
                                                                       Fund
                                                                   -------------
Assets
Investments in securities, at value (cost $4,960,225) .........     $ 5,273,975
Cash ..........................................................              37
Deferred organization expenses ................................          37,578
Receivable for investment securities sold .....................           8,475
Receivable due from adviser ...................................           7,986
Interest and dividends receivable .............................           3,530
                                                                    -----------
Total assets ..................................................       5,331,581
                                                                    -----------
Liabilities
Payable for investment securities purchased ...................          12,015
Accrued expenses ..............................................          74,908
                                                                    -----------
Total liabilities .............................................          86,923
                                                                    -----------
Net Assets ....................................................     $ 5,244,658
                                                                    ===========
Composition Of Net Assets
Capital stock, at par .........................................     $       719
Additional paid-in capital ....................................       9,982,151
Accumulated net investment income .............................          28,162
Accumulated net realized loss on investments and
   foreign currency transactions ..............................      (5,080,124)
Net unrealized appreciation of investments ....................         313,750
                                                                    -----------
                                                                    $ 5,244,658
                                                                    ===========
Calculation Of Maximum Offering Price
Class I Shares
Net asset value, redemption and offering price per share
   ($5,244,237 / 718,686 shares of capital stock
   issued and outstanding) ....................................     $      7.30
                                                                    ===========
Class II Shares
Net asset value, redemption and offering price per share
   ($421.26 / 57.439 shares of capital stock
   issued and outstanding) ....................................     $      7.33
                                                                    ===========

See notes to financial statements.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 37

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2000 (unaudited)

                                                  Premier Growth      Quasar
                                                   Institutional   Institutional
                                                        Fund           Fund
                                                    ------------   -------------
Investment Income
Dividends (net of foreign taxes withheld
   of $13,363 and $1,389, respectively)  .....    $  1,335,463     $     85,305
Interest .....................................         198,946           47,973
                                                  ------------     ------------
Total income .................................       1,534,409          133,278
                                                  ------------     ------------
Expenses
Advisory fee .................................       1,644,986          164,644
Distribution fee - Class II ..................          10,002            4,271
Administrative ...............................          61,500           61,500
Custodian ....................................          56,093           59,846
Transfer agency ..............................          32,404           14,616
Audit and legal ..............................          28,259           10,726
Registration .................................          22,283            7,683
Printing .....................................          14,556            7,301
Amortization of organization expenses ........           7,280            7,280
Directors' fees ..............................           4,000            4,000
Miscellaneous ................................           2,320              961
                                                  ------------     ------------
Total expenses ...............................       1,883,683          342,828
Less: expenses waived and reimbursed by
   adviser (See Note B) ......................        (389,859)        (132,444)
                                                  ------------     ------------
Net expenses .................................       1,493,824          210,384
                                                  ------------     ------------
Net investment income (loss) .................          40,585          (77,106)
                                                  ------------     ------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Transactions
Net realized gain on investment
   transactions ..............................      23,448,463        2,556,273
Net realized loss on foreign currency
   transactions ..............................              (8)             -0-
Net change in unrealized appreciation/
   depreciation of investments ...............      22,662,847        3,224,301
                                                  ------------     ------------
Net gain on investments and foreign
   currency transactions .....................      46,111,302        5,780,574
                                                  ------------     ------------
Net Increase in Net Assets From
Operations ...................................    $ 46,151,887     $  5,703,468
                                                  ============     ============

See notes to financial statements.


--------------------------------------------------------------------------------
38 o ALLIANCE INSTITUTIONAL FUNDS

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

                                                                   Real Estate
                                                                    Investment
                                                                   Institutional
                                                                       Fund
                                                                   -------------
Investment Income
Dividends (net of foreign taxes withheld of $91) ...............      $  75,393
Interest .......................................................          5,354
                                                                      ---------
Total income ...................................................         80,747
                                                                      ---------
Expenses
Advisory fee ...................................................          8,815
Administrative .................................................         61,500
Custodian ......................................................         33,759
Audit and legal ................................................          8,717
Registration ...................................................          8,285
Amortization of organization expenses ..........................          7,280
Directors' fees ................................................          4,000
Printing .......................................................          3,246
Transfer agency ................................................          1,414
Miscellaneous ..................................................          1,100
                                                                      ---------
Total expenses .................................................        138,116
Less: expenses waived and reimbursed by adviser
   (See Note B) ................................................       (128,321)
                                                                      ---------
Net expenses ...................................................          9,795
                                                                      ---------
Net investment income ..........................................         70,952
                                                                      ---------
Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions
Net realized loss on investment transactions ...................        (69,244)
Net change in unrealized appreciation/depreciation of
   investments .................................................        356,673
                                                                      ---------
Net gain on investments and foreign currency
   transactions ................................................        287,429
                                                                      ---------
Net Increase in Net Assets From Operations .....................      $ 358,381
                                                                      =========

See notes to financial statements


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 39

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                               Premier Growth Institutional Fund
                                               ---------------------------------
                                               Six Months Ended    Year Ended
                                                April 30, 2000     October 31,
                                                  (unaudited)         1999
                                               ----------------   -------------
Increase (Decrease) in Net Assets
from Operations
Net investment income (loss) .................   $      40,585    $    (336,145)
Net realized gain on investments and
   foreign currency transactions .............      23,448,455       18,918,476
Net change in unrealized
   appreciation/depreciation in
   investments ...............................      22,662,847       15,084,878
                                                 -------------    -------------
Net increase in net assets from
   operations ................................      46,151,887       33,667,209
Dividends and Distributions to
Shareholders from:
Net investment income
   Class I ...................................             -0-          (46,397)
Net realized gain on investments
   Class I ...................................     (17,817,296)             -0-
   Class II ..................................        (554,189)             -0-

Capital Stock Transactions
Net increase .................................     144,578,337      161,530,011
                                                 -------------    -------------
Total increase ...............................     172,358,739      195,150,823
Net Assets
Beginning of year ............................     255,059,133       59,908,310
                                                 -------------    -------------
End of period (including undistributed net
   investment income of $40,585 and $0,
   respectively) .............................   $ 427,417,872    $ 255,059,133
                                                 =============    =============


See notes to financial statements.


--------------------------------------------------------------------------------
40 o ALLIANCE INSTITUTIONAL FUNDS

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

                                                   Quasar Institutional Fund
                                               ---------------------------------
                                                 Six Months Ended    Year Ended
                                                  April 30, 2000     October 31,
                                                   (unaudited)         1999
                                               ------------------  ------------
Increase (Decrease) in Net Assets
from Operations
Net investment loss ............................   $    (77,106)   $   (116,302)
Net realized gain (loss) on investments and
   foreign currency transactions ...............      2,556,273      (1,922,930)
Net change in unrealized
   appreciation/depreciation of
   investments .................................      3,224,301       2,066,292
                                                   ------------    ------------
Net increase in net assets from
   operations ..................................      5,703,468          27,060
Dividends to Shareholders from:
Net investment income
   Class I .....................................            -0-          (1,770)
Distributions in excess of net investment
   income
   Class I .....................................            -0-         (24,626)
Capital Stock Transactions
Net increase (decrease) ........................     (7,049,160)     10,683,631
                                                   ------------    ------------
Total increase (decrease) ......................     (1,345,692)     10,684,295
Net Assets
Beginning of year ..............................     31,197,323      20,513,028
                                                   ------------    ------------
End of period ..................................   $ 29,851,631    $ 31,197,323
                                                   ============    ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 41

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

                                                     Real Estate Investment
                                                       Institutional Fund
                                                --------------------------------
                                                Six Months Ended    Year Ended
                                                 April 30, 2000    October 31,
                                                   (unaudited)         1999
                                                ----------------   ------------

Increase (Decrease) in Net Assets
from Operations
Net investment income ........................    $     70,952     $    505,016
Net realized loss on investments and
   foreign currency transactions .............         (69,244)      (4,771,551)
Net change in unrealized
   appreciation/depreciation of
   investments ...............................         356,673        3,984,322
                                                  ------------     ------------
Net increase (decrease) in net assets from
   operations ................................         358,381         (282,213)
Dividends to Shareholders from:
Net investment income
   Class I ...................................         (42,778)        (504,998)
   Class II ..................................             (12)             (18)
Distribution in excess of
   Net investment income
     Class I .................................             -0-          (69,087)
     Class II ................................             -0-               (2)
   Tax return of capital
     Class I .................................             -0-          (58,749)
     Class II ................................             -0-               (2)
Capital Stock Transactions
Net increase (decrease) ......................       3,781,862      (16,131,069)
                                                  ------------     ------------
Total increase (decrease) ....................       4,097,453      (17,046,138)
Net Assets
Beginning of year ............................       1,147,205       18,193,343
                                                  ------------     ------------
End of period (including undistributed net
   investment income of $28,162 and $0,
   respectively) .............................    $  5,244,658     $  1,147,205
                                                  ============     ============

See notes to financial statements.


--------------------------------------------------------------------------------
42 o ALLIANCE INSTITUTIONAL FUNDS

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
April 30, 2000 (unaudited)

NOTE A

Significant Accounting Policies

Alliance Institutional Funds, Inc. (the "Company") was organized as a Maryland corporation on October 3, 1997 and is registered under the Investment Company Act of 1940 as an open-end series investment company. The Company is comprised of three funds, Alliance Premier Growth Institutional Fund, Alliance Quasar Institutional Fund and Alliance Real Estate Investment Institutional Fund (the "Funds"). Each Fund has different investment objectives and policies. Each Fund offers Class I and Class II shares. Sales are made without a sales charge, at each Fund's net asset value per share. Each class of shares has identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds.

1. Security Valuation

Portfolio securities traded on a national securities exchange, on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on the Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on the Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 43

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of securities, closed forward exchange currency contracts, holding of foreign currencies, options on foreign currencies, exchange gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. Organization Expenses

Organization expenses of approximately $73,099 for the Real Estate Investment Institutional Fund, $73,098 for the Premier Growth Institutional Fund and $73,098 for the Quasar Institutional Fund have been deferred and are being amortized on a straight-line basis through December 2002, January and March 2003, respectively.

4. Taxes

It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. The Funds accrete discounts and amortize premiums as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

6. Income and Expenses

All income earned and expenses incurred by the Funds are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that Class II shares bear higher transfer agent fees. Expenses of the Company are charged to each Fund in proportion to net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an investment advisory agreement, the Funds pay


--------------------------------------------------------------------------------
44 o ALLIANCE INSTITUTIONAL FUNDS

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of .90% of the Real Estate Investment Institutional Funds' average daily net assets and 1% of the Premier Growth Institutional Fund and Quasar Institutional Funds' average daily net assets. Such fees are accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to
 .90% and 1.30% of average daily net assets for Class I and Class II of the Premier Growth Institutional Fund; 1.20% and 1.35% of average daily net assets for Class I and Class II of the Quasar Institutional Fund and 1.00% and 1.40% of average daily net assets for Class I and Class II for the Real Estate Investment Institutional Fund. For the six months ended April 30, 2000 such reimbursement amounted to: Premier Growth Institutional Fund $328,359; Quasar Institutional Fund $70,944 and Real Estate Investment Institutional Fund $66,821.

Pursuant to the advisory agreement, the Adviser provides to each Fund certain legal and accounting services. For the six months ended April 30, 2000, the Adviser agreed to waive its fees for such services. Such waiver amounted to:
Premier Growth Institutional Fund $61,500; Quasar Institutional Fund $61,500 and Real Estate Investment Institutional Fund $61,500.

The Funds compensate Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Funds. Such compensation amounted to $31,845, $13,480 and $488, respectively for the Premier Growth Institutional Fund, the Quasar Institutional Fund and the Real Estate Investment Institutional Fund for the six months ended April 30, 2000.

Brokerage commissions paid on investment transactions for the six months ended April 30, 2000, amounted to $444,245 for the Premier Growth Institutional Fund; $81,558 for the Quasar Institutional Fund and $10,027 for the Real Estate Investment Institutional Fund, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, and of which $990 for the Quasar Institutional Fund was paid to DLJ directly.

NOTE C

Distribution Services Agreement

The Funds have adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Funds pay distribution and servicing fees to the Distributor at an annual rate of up to .30% of average daily net assets attributable to Class II shares. There are no distribution and servicing fees on Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 45

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

costs incurred by the Distributor beyond the current fiscal year for Class II shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Funds' shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2000 were as follows:

                                                                      Purchases                                 Sales
                                                          ----------------------------------      ----------------------------------
                                                                Stocks and   U.S. Government            Stocks and   U.S. Government
Fund                                                      Debt Obligations      and Agencies      Debt Obligations     and Agencies
------------------------------------------------------------------------------------------------------------------------------------
Premier Growth
  Institutional                                               $329,153,427             $ -0-          $211,056,034             $ -0-
Quasar Institutional                                            30,595,138               -0-            37,404,453               -0-
Real Estate Investment
  Institutional                                                  4,021,169               -0-               505,830               -0-

At April 30, 2000, the cost of investments for federal income tax purposes and the tax basis gross unrealized appreciation, depreciation and net unrealized appreciation (depreciation), excluding foreign currency transactions, were as follows:

                                                                                  Gross Unrealized                    Net Unrealized
                                                                         -----------------------------------            Appreciation
Fund                                                      Cost           Appreciation           Depreciation          (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
Premier Growth
  Institutional                                   $389,411,196           $ 60,373,009           $(17,417,989)           $ 42,955,020
Quasar Institutional                                28,363,092              5,055,382             (3,214,998)              1,840,384
Real Estate Investment
  Institutional                                      5,051,360                266,495                (43,880)                222,615

For Federal income tax purposes at October 31, 1999, the Funds had capital loss carryforwards as follows: $995,373 expiring 2006 and $1,819,081 expiring 2007 for the Quasar Institutional Fund, and $280,232 expiring in 2006 and $4,551,298 expiring 2007 for the Real Estate Investment Institutional Fund.


--------------------------------------------------------------------------------
46 o ALLIANCE INSTITUTIONAL FUNDS

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE E

Capital Stock

There are 18,000,000,000 shares of $.001 par value capital stock authorized, 6,000,000,000 shares each for Premier Growth Institutional Fund, Quasar Institutional Fund and Real Estate Investment Institutional Fund. Each Fund consists of two classes designated Class I and Class II, each with 3,000,000,000 authorized shares. Transactions in shares of capital stock were as follows:

                                          Premier Growth Institutional Fund
                    ------------------------------------    ------------------------------------
                                   Shares                                  Amount
                    ------------------------------------    ------------------------------------
                    Six Months Ended          Year Ended    Six Months Ended          Year Ended
                      April 30, 2000         October 31,      April 30, 2000         October 31,
                         (unaudited)                1999         (unaudited)                1999
                    ----------------------------------------------------------------------------
Class I
Shares sold                8,636,534          10,778,679       $ 155,787,185       $ 177,363,056
------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions              950,112               2,643          16,531,956              36,258
------------------------------------------------------------------------------------------------
Shares redeemed           (1,552,842)         (1,201,728)        (27,817,907)        (19,234,357)
------------------------------------------------------------------------------------------------
Net increase               8,033,804           9,579,594       $ 144,501,234       $ 158,164,957
================================================================================================

Class II
Shares sold                  261,925             307,481       $   4,676,637       $   4,965,420
------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions               17,845                 -0-             308,179                 -0-
------------------------------------------------------------------------------------------------
Shares redeemed             (285,212)           (100,367)         (4,907,713)         (1,600,366)
------------------------------------------------------------------------------------------------
Net increase
  (decrease)                  (5,442)            207,114       $      77,103       $   3,365,054
================================================================================================

                                            Quasar Institutional Fund
                    ------------------------------------    ------------------------------------
                                   Shares                                  Amount
                    ------------------------------------    ------------------------------------
                    Six Months Ended          Year Ended    Six Months Ended          Year Ended
                      April 30, 2000         October 31,      April 30, 2000         October 31,
                         (unaudited)                1999         (unaudited)                1999
                    ----------------------------------------------------------------------------
Class I
Shares sold                  177,015             874,661        $  1,670,831        $  6,854,096
------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends                      -0-               3,508                 -0-              26,172
------------------------------------------------------------------------------------------------
Shares redeemed           (1,027,181)         (1,523,199)         (9,835,557)        (12,062,941)
------------------------------------------------------------------------------------------------
Net decrease                (850,166)           (645,030)       $ (8,164,726)       $ (5,182,673)
================================================================================================


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 47

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                                             Quasar Institutional Fund
                    ------------------------------------    ------------------------------------
                                   Shares                                  Amount
                    ------------------------------------    ------------------------------------
                    Six Months Ended          Year Ended    Six Months Ended          Year Ended
                      April 30, 2000         October 31,      April 30, 2000         October 31,
                         (unaudited)                1999         (unaudited)                1999
                    ----------------------------------------------------------------------------
Class II
Shares sold               1,197,272            4,272,523        $ 11,544,473        $ 35,353,880
------------------------------------------------------------------------------------------------
Shares redeemed          (1,109,546)          (2,450,077)        (10,428,907)        (19,487,576)
------------------------------------------------------------------------------------------------
Net increase                 87,726            1,822,446        $  1,115,566        $ 15,866,304
================================================================================================

                                     Real Estate Investment Institutional Fund
                    ------------------------------------    ------------------------------------
                                   Shares                                  Amount
                    ------------------------------------    ------------------------------------
                    Six Months Ended          Year Ended    Six Months Ended          Year Ended
                      April 30, 2000         October 31,      April 30, 2000         October 31,
                         (unaudited)                1999         (unaudited)                1999
                    ----------------------------------------------------------------------------
Class I
Shares sold                  612,191             239,910        $  4,204,490        $  1,863,912
------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends                    6,623              84,640              42,505             632,589
------------------------------------------------------------------------------------------------
Shares redeemed              (69,409)         (2,494,932)           (465,141)        (18,627,686)
------------------------------------------------------------------------------------------------
Net increase
  (decrease)                 549,405          (2,170,382)       $  3,781,854        $(16,131,185)
================================================================================================

Class II
Shares sold                      -0-                  13        $         -0-       $        100
------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends                        1                   2                   8                  16
------------------------------------------------------------------------------------------------
Net increase                       1                  15        $          8        $        116
================================================================================================

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Funds, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expense in the statement of operations. The Funds did not utilize the Facility during the six months ended April 30, 2000.


--------------------------------------------------------------------------------
48 o ALLIANCE INSTITUTIONAL FUNDS

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For a Share of Capital Stock Outstanding Throughout Each Period

                                                                  Premier Growth Institutional Fund
                                                         ----------------------------------------------------
                                                                                Class I
                                                         ----------------------------------------------------
                                                          Six Months                               January 7,
                                                               Ended                                  1998(a)
                                                           April 30,            Year Ended                 to
                                                                2000           October 31,        October 31,
                                                         (unaudited)                  1999               1998
                                                         ----------------------------------------------------
Net asset value, beginning of period ..............      $     17.55           $     12.62        $     10.00
                                                         ----------------------------------------------------
Income From Investment Operations
Net investment income (loss)(b)(c) ................               -0-                 (.04)               .01
Net realized and unrealized gain on
  investment transactions .........................             2.61                  4.98               2.61
                                                         ----------------------------------------------------
Net increase in net asset value from operations ...             2.61                  4.94               2.62
                                                         ----------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income ..............               -0-                 (.01)                -0-
Distributions from net realized gains .............            (1.21)                   -0-                -0-
                                                         ----------------------------------------------------
Total dividends and distributions .................            (1.21)                 (.01)                -0-
                                                         ----------------------------------------------------
Net asset value, end of period ....................      $     18.95           $     17.55        $     12.62
                                                         ====================================================
Total Return
Total investment return based on net asset value(d)            15.46%                39.17%             26.20%
Ratios/Supplemental Data
Net assets, end of period(e) ......................      $   419,129           $   247,269        $    56,894
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements .........              .90%(f)               .90%               .90%(f)
  Expenses, before waivers/reimbursements .........             1.10%(f)              1.28%              2.29%(f)
  Net investment income (loss)(c) .................              .03%(f)              (.22)%              .08%(f)
Portfolio turnover rate ...........................               64%                   85%                86%

See footnote summary on page 54.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 49

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For a Share of Capital Stock Outstanding Throughout Each Period

                                                                  Premier Growth Institutional Fund
                                                         ----------------------------------------------------
                                                                               Class II
                                                         ----------------------------------------------------
                                                          Six Months                               January 7,
                                                               Ended                                  1998(a)
                                                           April 30,            Year Ended                 to
                                                                2000           October 31,        October 31,
                                                         (unaudited)                  1999               1998
                                                         ----------------------------------------------------
Net asset value, beginning of period ..............      $   17.44             $   12.58          $   10.00
                                                         ----------------------------------------------------
Income From Investment Operations
Net investment loss(b)(c) .........................           (.03)                 (.10)              (.03)
Net realized and unrealized gain on
  investment transactions .........................           2.59                  4.96               2.61
                                                         ----------------------------------------------------
Net increase in net asset value from operations ...           2.56                  4.86               2.58
                                                         ----------------------------------------------------
Less: Distributions
Distributions from net realized gains .............          (1.21)                  -0-                -0-
                                                         ----------------------------------------------------
Total distributions ...............................          (1.21)                  -0-                -0-
                                                         ----------------------------------------------------
Net asset value, end of period ....................      $   18.79             $   17.44          $   12.58
                                                         ====================================================
Total Return
Total investment return based on net asset value(d)          15.26%                38.63%             25.80%
Ratios/Supplemental Data
Net assets, end of period(e) ......................      $   8,289             $   7,790          $   3,014
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements .........           1.30%(f)              1.30%              1.30%(f)
  Expenses, before waivers/reimbursements .........           1.48%(f)              1.68%              2.65%(f)
  Net investment loss(c) ..........................           (.40)%(f)             (.62)%             (.38)%(f)
Portfolio turnover rate ...........................             64%                   85%                86%

See footnote summary on page 54.


--------------------------------------------------------------------------------
50 o ALLIANCE INSTITUTIONAL FUNDS

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For a Share of Capital Stock Outstanding Throughout Each Period

                                                                       Quasar Institutional Fund
                                                         ----------------------------------------------------
                                                                               Class I
                                                         ----------------------------------------------------
                                                          Six Months                                March 17,
                                                               Ended                                  1998(a)
                                                           April 30,            Year Ended                 to
                                                                2000           October 31,        October 31,
                                                         (unaudited)                  1999               1998
                                                         ----------------------------------------------------
Net asset value, beginning of period ..............      $     7.92             $     7.42        $    10.00
                                                         ----------------------------------------------------
Income From Investment Operations
Net investment income (loss)(b)(c) ................            (.02)                  (.02)              -0-
Net realized and unrealized gain (loss) on
  investment transactions .........................            1.51                    .53             (2.58)
                                                         ----------------------------------------------------
Net increase (decrease) in net asset value from
  operations ......................................            1.49                    .51             (2.58)
                                                         ----------------------------------------------------
Less: Dividends
Distributions in excess of net investment income ..             -0-                   (.01)              -0-
                                                         ----------------------------------------------------
Total dividends ...................................             -0-                   (.01)              -0-
                                                         ----------------------------------------------------
Net asset value, end of period ....................      $     9.41             $     7.92        $     7.42
                                                         ====================================================
Total Return
Total investment return based on net asset value(d)           18.81%                  6.88%           (25.80)%
Ratios/Supplemental Data
Net assets, end of period(e) ......................          11,950             $   16,798        $   20,513
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements .........            1.20%(f)               1.20%             1.20%(f)
  Expenses, before waivers/reimbursements .........            1.63%(f)               2.08%             3.82%(f)
  Net investment income (loss)(c) .................            (.34)%(f)              (.20)%             .03%(f)
Portfolio turnover rate ...........................              98%                   144%               61%

See footnote summary on page 54.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 51

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For a Share of Capital Stock Outstanding Throughout Each Period

                                                                       Quasar Institutional Fund
                                                         ----------------------------------------------------
                                                                              Class II
                                                         ----------------------------------------------------
                                                          Six Months                                March 17,
                                                               Ended                                  1998(a)
                                                           April 30,            Year Ended                 to
                                                                2000           October 31,        October 31,
                                                         (unaudited)                  1999               1998
                                                         ----------------------------------------------------
Net asset value, beginning of period ..............      $     7.90            $     7.40         $    10.00
                                                         ----------------------------------------------------
Income From Investment Operations
Net investment loss(b)(c) .........................            (.03)                 (.05)             (5.89)
Net realized and unrealized gain on
  investment transactions .........................            1.50                   .55               3.29
                                                         ----------------------------------------------------
Net increase (decrease) in net asset value from
  operations ......................................            1.47                   .50              (2.60)
                                                         ----------------------------------------------------
Net asset value, end of period ....................      $     9.37            $     7.90         $     7.40
                                                         ====================================================
Total Return
Total investment return based on net asset value(d)           18.61%                 6.76%            (26.00)%
Ratios/Supplemental Data
Net assets, end of period .........................      $   17,902(e)         $   14,400(e)      $      283
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements .........            1.35%(f)              1.35%              1.60%(f)
  Expenses, before waivers/reimbursements .........            1.78%(f)              2.14%              4.62%(f)
  Net investment loss(c) ..........................            (.59)%(f)             (.51)%             (.14)%(f)
Portfolio turnover rate ...........................              98%                  144%                61%

See footnote summary on page 54.


--------------------------------------------------------------------------------
52 o ALLIANCE INSTITUTIONAL FUNDS

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For a Share of Capital Stock Outstanding Throughout Each Period

                                                               Real Estate Investment Institutional Fund
                                                         ----------------------------------------------------
                                                                               Class I
                                                         ----------------------------------------------------
                                                          Six Months                              December 9,
                                                               Ended                                  1997(a)
                                                           April 30,            Year Ended                 to
                                                                2000           October 31,        October 31,
                                                         (unaudited)                  1999               1998
                                                         ----------------------------------------------------
Net asset value, beginning of period ..............      $     6.77            $     7.78         $    10.00
                                                         ----------------------------------------------------
Income From Investment Operations
Net investment income(b)(c) .......................             .21                   .37                .43
Net realized and unrealized gain (loss) on
  investment transactions .........................             .56                  (.90)             (2.26)
                                                         ----------------------------------------------------
Net increase (decrease) in net asset value from
  operations ......................................             .77                  (.53)             (1.83)
                                                         ----------------------------------------------------
Less: Dividends
Dividends from net investment income ..............            (.24)                 (.37)              (.39)
Distributions in excess of net investment income ..             -0-                  (.06)               -0-
Tax return of capital .............................             -0-                  (.05)               -0-
                                                         ----------------------------------------------------
Total dividends ...................................            (.24)                 (.48)              (.39)
                                                         ----------------------------------------------------
Net asset value, end of period ....................      $     7.30            $     6.77         $     7.78
                                                         ====================================================
Total Return
Total investment return based on net asset value(d)           11.91%                (7.21)%           (18.61)%
Ratios/Supplemental Data
Net assets, end of period(e) ......................      $    5,244            $    1,147         $   18,193
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements .........            1.00%(f)              1.00%              1.00%(f)
  Expenses, before waivers/reimbursements .........            7.82%(f)              3.54%              3.09%(f)
  Net investment income(c) ........................            7.24%(f)              4.75%              5.62%(f)
Portfolio turnover rate ...........................              24%                   32%                11%

See footnote summary on page 54.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 53

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For a Share of Capital Stock Outstanding Throughout Each Period

                                                               Real Estate Investment Institutional Fund
                                                         ----------------------------------------------------
                                                                              Class II
                                                         ----------------------------------------------------
                                                          Six Months                              December 9,
                                                               Ended                                  1997(a)
                                                           April 30,            Year Ended                 to
                                                                2000           October 31,        October 31,
                                                         (unaudited)                  1999               1998
                                                         ----------------------------------------------------
Net asset value, beginning of period ..............      $  6.79               $  7.77            $ 10.00
                                                         ----------------------------------------------------
Income From Investment Operations
Net investment income(b)(c) .......................          .20                   .20                .41
Net realized and unrealized gain (loss) on
  investment transactions .........................          .56                  (.74)             (2.28)
                                                         ----------------------------------------------------
Net increase (decrease) in net asset value from
  operations ......................................          .76                  (.54)             (1.87)
                                                         ----------------------------------------------------
Less: Dividends
Dividends from net investment income ..............         (.22)                 (.36)              (.36)
Distributions in excess of net investment income ..          -0-                  (.04)               -0-
Tax return of capital .............................          -0-                  (.04)               -0-
                                                         ----------------------------------------------------
Total dividends ...................................         (.22)                 (.44)              (.36)
                                                         ----------------------------------------------------
Net asset value, end of period ....................      $  7.33               $  6.79            $  7.77
                                                         ====================================================
Total Return
Total investment return based on net asset value(d)        11.68%                (7.32)%           (19.02)%
Ratios/Supplemental Data
Net assets, end of period .........................      $   421               $   380            $   320
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements .........         1.39%(f)              1.40%              1.40%(f)
  Expenses, before waivers/reimbursements .........        10.43%(f)              2.93%              3.59%(f)
  Net investment income(c) ........................         6.03%(f)              2.32%              5.04%(f)
Portfolio turnover rate ...........................           24%                   32%                11%

(a)   Commencement of operations.
(b)   Based on average shares outstanding.
(c)   Net of expenses waived by Adviser.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(e)   000's omitted.
(f)   Annualized.


--------------------------------------------------------------------------------
54 o ALLIANCE INSTITUTIONAL FUNDS

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

capitalization or market capitalization

The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

consumer price index (CPI)

An index that measures the cost of living. The CPI is published by the U.S. Bureau of Labor Statistics.

equity

Another term for stock.

hedge

An investment that takes a position in a security which is contrary to a position in a similar or different security, with the intention of reducing the risk of adverse price movements in the second security.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

NYSE

The New York Stock Exchange

portfolio

The collection of securities that make up a Fund's or an investor's investments.

price-to-earnings (P/E) ratio

What an investor pays for a security versus a company's earnings per share of outstanding stock.

real estate investment trust (REIT)

A security which invests primarily in income producing real estate or real estate related loans.

share

A unit which represents ownership in a mutual fund or stock.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 55

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $394 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 28 of the FORTUNE 100 companies and public retirement funds in 33 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 276 investment professionals in 22 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/00.


--------------------------------------------------------------------------------
56 o ALLIANCE INSTITUTIONAL FUNDS

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio and Alliance Select Investor Series Technology Portfolio, which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 57

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Alfred Harrison, Executive Vice President
Jane Mack Gould, Executive Vice President
Kathleen A. Corbet, Senior Vice President
Daniel G. Pine, Senior Vice President
Bruce K. Aronow, Senior Vice President
Thomas J. Bardong, Vice President
David A. Kruth, Vice President
Daniel Nordby, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02116

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

(1) Member of the Audit Committee.


--------------------------------------------------------------------------------
58 o ALLIANCE INSTITUTIONAL FUNDS

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Limited Maturity Government Fund
Mortgage Securities Income Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 59

NOTES


--------------------------------------------------------------------------------
60 o ALLIANCE INSTITUTIONAL FUNDS

Alliance Institutional Funds                                     ---------------
1345 Avenue of the Americas                                         BULK RATE
New York, NY 10105                                                U.S. POSTAGE
(800) 221-5672                                                        PAID
                                                                  New York, NY
                                                                 Permit No. 7131
                                                                 ---------------

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

INSTSR400